                                                                   EXHIBIT 99.10


Jan-2001                            1998-A                                Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,512,448,473.12
Beginning of the Month Finance Charge Receivables:             $  174,535,982.97
Beginning of the Month Discounted Receivables:                 $            0.00
Beginning of the Month Total Receivables:                      $3,686,984,456.09

Removed Principal Receivables:                                 $            0.00
Removed Finance Charge Receivables:                            $            0.00
Removed Total Receivables:                                     $            0.00

Additional Principal Receivables:                              $            0.00
Additional Finance Charge Receivables:                         $            0.00
Additional Total Receivables:                                  $            0.00

Discounted Receivables Generated this Period:                  $            0.00

End of the Month Principal Receivables:                        $3,417,370,236.31
End of the Month Finance Charge Receivables:                   $  174,608,577.11
End of the Month Discounted Receivables:                       $            0.00
End of the Month Total Receivables:                            $3,591,978,813.42

Special Funding Account Balance                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                             $1,117,370,236.31
End of the Month Transferor Percentage                                    32.70%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $   83,634,689.18
     60-89 Days Delinquent                                     $   62,753,085.90
     90+ Days Delinquent                                       $  121,883,424.41

     Total 30+ Days Delinquent                                 $  268,271,199.49
     Delinquent Percentage                                                 7.47%

Defaulted Accounts During the Month                            $   22,890,721.14
Annualized Default Percentage                                              7.82%

Jan-2001                            1998-A                                Page 2


Principal Collections                                            $448,049,912.53
Principal Payment Rate                                                    12.76%

Total Payment Rate                                                        13.67%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $370,500,000.00
     Class B Initial Invested Amount                             $ 57,000,000.00
     Class C Initial Invested Amount                             $ 47,500,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $475,000,000.00

     Class A Invested Amount                                     $468,000,000.00
     Class B Invested Amount                                     $ 72,000,000.00
     Class C Invested Amount                                     $ 60,000,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $600,000,000.00

     Class A Adjusted Invested Amount                            $468,000,000.00
     Class B Adjusted Invested Amount                            $ 72,000,000.00
     Class C Adjusted Invested Amount                            $ 60,000,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $600,000,000.00

PREFUNDED AMOUNT                                                 $          0.00

FLOATING ALLOCATION PERCENTAGE                                            17.08%
PRINCIPAL ALLOCATION PERCENTAGE                                           17.08%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                 $ 76,536,339.11

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                    $  9,563,674.12

MONTHLY SERVICING FEE                                            $    750,000.00

INVESTOR DEFAULT AMOUNT                                          $  3,910,216.14

Jan-2001                            1998-A                                Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                            $8,044,665.82
     Other Amounts                                                 $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $8,044,665.82

     Class A Monthly Interest                                      $2,351,945.70
     Class A Servicing Fee                                         $  585,000.00
     Class A Investor Default Amount                               $3,049,968.59

TOTAL CLASS A EXCESS SPREAD                                        $2,057,751.53

CLASS A REQUIRED AMOUNT                                            $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                            $1,237,640.89
     Other Amounts                                                 $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $1,237,640.89

     Class B Monthly Interest                                      $  376,837.80
     Class B Servicing Fee                                         $   90,000.00

TOTAL CLASS B EXCESS SPREAD                                        $  770,803.09
CLASS B INVESTOR DEFAULT AMOUNT                                    $  469,225.94
CLASS B REQUIRED AMOUNT                                            $  469,225.94

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                      $   75,000.00

Jan-2001                            1998-A                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $3,784,922.03

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  469,225.94

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  735,053.11

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $  125,000.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,455,642.98

Jan-2001                            1998-A                                Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,561,492.27

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                      $        0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                    $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                   $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                      $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              8.15%
    Base Rate (Prior Month)                                                8.98%
    Base Rate (Two Months Ago)                                             8.89%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              8.67%

    Portfolio Yield (Current Month)                                       12.81%
    Portfolio Yield (Prior Month)                                         12.49%
    Portfolio Yield (Two Months Ago)                                      12.43%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.57%

Jan-2001                            1998-A                                Page 6


PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $76,536,339.11

INVESTOR DEFAULT AMOUNT                                           $ 3,910,216.14

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 $         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $80,446,555.25

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                            $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                            $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00

                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                              ------------------------------
                                              Tracie H. Klein
                                              First Vice President